                                                                  Exhibit 10.21

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                                WARRANT AGREEMENT

                              Dated April 11, 2000

                                 by and between

                                 UBIQUITEL INC.

                                       and

                     AMERICAN STOCK TRANSFER & TRUST COMPANY


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

                                TABLE OF CONTENTS

                                                                            Page

Section 1.    Certain Definitions..............................................1

Section 2.    Appointment of Warrant Agent.....................................4

Section 3.    Issuance of Warrants.............................................4

        3.1       Warrant Certificates.........................................4

        3.2       Regulation S Global Warrants.................................4

Section 4.    Execution of Warrant Certificates................................5

Section 5.    Separation of Unit Warrants......................................5

Section 6.    Registration of Transfers and Exchanges..........................6

        6.1       Transfer and Exchange of Global Warrants.....................6

        6.2       Exchange of a Beneficial Interest in a Global Warrant
                  for a Definitive Warrant.....................................6

        6.3       Transfer and Exchange of Definitive Warrants.................7

        6.4       Restrictions on Exchange or Transfer of a Definitive Warrant
                  for a Beneficial Interest in a Global Warrant................8

        6.5       Restrictions on Transfer and Exchange of Global Warrants.....8

        6.6       Countersigning of Definitive Warrants in Absence of
                  Depositary...................................................9

        6.7       Legends......................................................9

        6.8       Cancellation of Global Warrant..............................11

        6.9       Obligations with Respect to Transfers and Exchanges of
                  Warrants....................................................11

Section 7.    Terms of Warrants; Exercise of Warrants.........................11

Section 8.    Payment of Taxes................................................13

Section 9.    Mutilated or Missing Warrant Certificates.......................13

Section 10.   Reservation of Warrant Shares...................................13

Section 11.   Obtaining Stock Exchange Listings...............................14

Section 12.   Adjustment of Exercise Price and Number of Warrant Shares
              Issuable........................................................14

        12.1      Stock Splits, Combinations, etc.............................14

        12.2      Reclassification, Combinations, Mergers, etc................15

        12.3      Issuance of Options or Convertible Securities...............15

        12.4      Dividends and Distributions.................................16

        12.5      Adjustment for Sale of Common Stock Below Fair Market
                  Value.......................................................17

        12.6      Fair Market Value...........................................18

        12.7      Certain Distributions.......................................18

        12.8      Consideration Received......................................18


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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page

        12.9      Deferral of Certain Adjustments.............................18

        12.10     Changes in Options and Convertible Securities...............19

        12.11     Expiration of Options and Convertible Securities............19

        12.12     Other Adjustments...........................................19

        12.13     No Adjustment Required......................................20

Section 13.   Statement on Warrants...........................................20

Section 14.   Fractional Interest.............................................20

Section 15.   Notices to Warrant Holders......................................21

Section 16.   Merger, Consolidation or Change of Name of Warrant Agent........22

Section 17.   Warrant Agent...................................................22

Section 18.   Resignation and Removal of Warrant Agent; Appointment of
              Successor.......................................................24

Section 19.   Reports.........................................................25

Section 20.   Notices to Company and Warrant Agent............................25

Section 21.   Supplements and Amendments......................................26

Section 22.   Successors......................................................26

Section 23.   Termination.....................................................26

Section 24.   Governing Law...................................................26

Section 25.   Benefits of This Agreement......................................26

Section 26.   Counterparts....................................................27


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

            WARRANT AGREEMENT dated as of April 11, 2000 (this "Agreement") between UBIQUITEL INC., a Delaware corporation (together with any and all successors thereto, the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York corporation, as warrant agent (together with any and all successors appointed in accordance with this Agreement, the "Warrant Agent"). Unless otherwise noted, capitalized terms have the meanings set forth in Section 1 below.

            WHEREAS, the Company proposes to issue 354,971 common stock warrants, as hereinafter described (the "Warrants"), initially exercisable to purchase an aggregate of 2,117,402.015 shares of the common stock, $0.001 par value ("Common Stock"), of the Company;

            WHEREAS, 300,000 Warrants (the "Unit Warrants"), initially exercisable to purchase an aggregate of 1,789,500 shares of Common Stock, are being issued in connection with an offering (the "Offering") by the Company and UBIQUITEL OPERATING COMPANY, a Delaware corporation and wholly-owned subsidiary of the Company ("UbiquiTel"), of units (the "Units"), each Unit consisting of $1,000 principal amount at maturity of UbiquiTel's 14% Senior Subordinated Discount Notes due 2010 (the "Notes") and one Warrant;

            WHEREAS, 54,971 Warrants (the "Separate Warrants"), initially exercisable to purchase 327,902.015 shares of Common Stock, are being issued to one of the initial purchasers in the Offering and are not part of the Units;

            WHEREAS, each such Warrant entitles the holder thereof to purchase initially 5.965 shares of Common Stock of the Company; and

            WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates and other matters as provided herein.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company, the Warrant Agent and the Holders, the parties hereto agree as follows:

            Section 1. Certain Definitions. (a) As used in this Agreement, the following terms shall have the following respective meanings:

            "Board of Directors" means (1) in respect of a limited liability company, the board of advisors of the Company; (2) in respect of a corporation, the board of directors of the corporation, or any authorized committee thereof; and (3) in respect of any other Person, the board or committee of that Person serving a similar function.

            "Business Day" means any day other than a Legal Holiday.

            "Capital Stock" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

            "Cedel" means Cedel Bank, S.A.

            "Common Stock" means the voting common stock, $0.001 par value, of the Company or its successors and any other class of series of common equity equivalent shares of the Company or its successors.

            "DLJ Shares" means up to 11,837,024 shares of the Company's 7% Senior Pay-in-Kind Non-Voting Convertible Preferred Stock which the Company has reserved for issuance and sale to DLJ Merchant Banking Partners II, L.P.

            "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

            "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder.

            "Excluded Securities" shall have the meaning set forth in Section 12.13.

            "Exercisability Date" means April 15, 2001.

            "Exercise Price" means the purchase price per share of Common Stock to be paid upon the exercise of each Warrant in accordance with the terms hereof, which price shall initially be $22.74 per share, subject to adjustment from time to time pursuant to Section 12 hereof.

            "Expiration Date" means April 15, 2010.

            "Fair Market Value" means the current price per share of the Common Stock or the Warrant Shares, as applicable, as determined under Section 12.6 hereof.

            "Holder" means a registered holder of Warrants.

            "Indenture" means the Indenture, dated the date hereof, by and among UbiquiTel Operating Company, as issuer, the Company, as guarantor, and American Stock Transfer & Trust Company, as trustee relating to the Notes.

            "Initial Purchasers" means Donaldson, Lufkin & Jenrette Securities Corporation, Paribas Corporation and PNC Capital Markets, Inc., as initial purchasers of the Units in the Offering.

            "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If any action is required to be taken on a date that is a Legal Holiday, such action may be taken on the next succeeding day that is not a Legal Holiday.

            "Notes" means the 14% Senior Subordinated Discount Notes due 2010 of UbiquiTel, issued pursuant to the Indenture.


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

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business.

            "Regulation S" means Regulation S under the Securities Act, as such rules may be from time to time amended, revised or supplemented by the Commission.

            "Regulation S Global Warrant" means a permanent Global Warrant in substantially the form of Exhibit A hereto, appropriately completed, and deposited with or on behalf of and registered in the name of the Depositary or its nominee.

            "Restricted Period" means the one year period after the date of issuance of the Warrants.

            "Transfer Restricted Securities" shall have the meaning set forth in the Warrant Registration Rights Agreement.

            "SEC" means the Securities and Exchange Commission, or any successor agency or body performing substantially similar functions.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Separation Date" means the earliest of (i) 180 days after the closing of the Offering, (ii) the commencement of the Exchange Offer (as defined in the Registration Rights Agreement), (iii) the effective date of a Shelf Registration Statement (as defined in the Registration Rights Agreement), (iv) the commencement of a Change of Control Offer (as defined in the Indenture) or upon the delivery by UbiquiTel to the Trustee of a notice of redemption in accordance with the terms of the Notes, (v) upon the occurrence of an Event of Default (as defined in the Indenture) under the Notes, and (vi) such date as Donaldson, Lufkin & Jenrette Securities Corporation in its sole discretion shall determine.

            "Trustee" means the trustee under the Indenture.

            "Warrant Agent" means the Warrant Agent or the successor or successors of such Warrant Agent appointed in accordance with the terms hereof.

            "Warrant Certificates" mean the registered certificates (including without limitation, the global certificates) issued by the Company under this Agreement representing the Warrants.

            "Warrant Registration Rights Agreement" means that Warrant Registration Rights Agreement, dated as of the date hereof, among the Company and the Initial Purchasers, relating to registration of the resale and exercise of Warrants and resale of the shares of Common Stock issuable thereunder under the Securities Act.

            "Warrant Shares" means the shares of Common Stock issued or issuable upon the exercise of the Warrants.

            (b) Other terms are defined in the respective sections set forth below.


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Term                                                          Defined in Section
----                                                          ------------------

Convertible Securities......................................................12.3
Cashless Exercise..............................................................7
Cashless Exercise Ratio........................................................7
Definitive Warrants..........................................................3.1
Depository...................................................................3.1
Distribution................................................................12.3
Exercise Date..................................................................7
Excluded Securities........................................................12.13
Fair Market Value..............................................................7
Global Warrants..............................................................3.1
Holder.......................................................................6.9
Options.....................................................................12.3
SEC Reports...................................................................19
STAMP..........................................................................7
Time of Determination.......................................................12.6
Transfer Agent................................................................10
Warrant Certificates...........................................................4

            Section 2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

            Section 3. Issuance of Warrants.

      3.1 Warrant Certificates. The Unit Warrants will be issued in the form of one or more global certificates (the "Global Warrants"), substantially in the form of Exhibit A (including footnotes 1, 2, 4 and 5 thereto). The Global Warrants shall be deposited on the Issue Date with, or with the Warrant Agent as custodian for, The Depository Trust Company (the "Depositary") and registered in the name of Cede & Co., as the Depositary's nominee. Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Upon request, except as otherwise provided in Section 6.2(c) hereof, a Holder may receive from the Depositary and the Warrant Agent Warrants in definitive form (the "Definitive Warrants"), substantially in the form of Exhibit A (not including footnotes 1, 2, 3 and 4 thereto) as set forth in Section 6 below. The Separate Warrants will initially be issued as one or more Definitive Warrants (including footnote 3 thereto).

      3.2 Regulation S Global Warrants . Unit Warrants offered and sold in reliance on Regulation S shall initially be issued in the form of the Regulation S Global Warrant, which shall be deposited on behalf of the purchasers of the Warrants represented thereby with the Warrant Agent, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate number of Warrants evidenced by the Regulation S Global Warrant, as applicable, may from time to time be increased or decreased by adjustments made on


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

the records of the Warrant Agent and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

      3.3 Registration and Countersignature. The Warrant Agent, on behalf of the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company.

      Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President. any Vice President, the Treasurer, the Controller or the Secretary of the Company, initially countersign, issue and deliver Warrants entitling the Holders thereof to purchase not more than the aggregate number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrants as otherwise provided in this Agreement.

      The Company and the Warrant Agent may deem and treat the Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Prior to the Separation Date, the registered holder of a Unit shall be deemed the registered Holder of the related Unit Warrants for all purposes hereunder.

            Section 4. Execution of Warrant Certificates. Certificates (the "Warrant Certificates") evidencing Global Warrants or Definitive Warrants to be delivered pursuant hereto shall be signed on behalf of the Company by its Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice President, Secretary, an Assistant Secretary, Treasurer or an Assistant Treasurer. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice President, Secretary, an Assistant Secretary, Treasurer or an Assistant Treasurer and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice President, Secretary, an Assistant Secretary, Treasurer or an Assistant Treasurer, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of such person shall have ceased to hold such office.

            In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such officer.

            Warrant Certificates shall be dated the date of countersignature.

            Section 5. Separation of Unit Warrants. The Notes and Unit Warrants shall not be separately transferable prior to the Separation Date and shall be automatically separated on the Separation Date. Beneficial interests in Global Warrants representing the Separate Warrants shall not be transferred or exchanged prior to the Separation Date.


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

            Section 6. Registration of Transfers and Exchanges.

      6.1 Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Agreement and the procedures of the Depositary therefor.

      6.2 Exchange of a Beneficial Interest in a Global Warrant for a Definitive Warrant.

            (a) Any Holder of a beneficial interest in a Global Warrant may upon request exchange such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Warrant and, in the case of a Transfer Restricted Security, the following additional information and documents (all of which may be submitted by facsimile):

            (i) if such beneficial interest is being delivered to the Person designated by the Depositary as being the beneficial owner, a certification to that effect (in substantially the form of Exhibit B hereto);

            (ii) if such beneficial interest is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (based on an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);

            (iii) if such beneficial interest is being transferred to any institutional "accredited investor," within the meaning of Rule 50l(a)(l), (2),
(3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee;

            (iv) if such beneficial interest is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B); provided, however, that no such exchange shall be made during the Restricted Period; or

            (v) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto);

then the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and Warrant Agent, the number of Warrants and Warrant Shares represented by the Global Warrant to be reduced by the number of Warrants and Warrant Shares to be represented by the Definitive Warrants to be issued in exchange for the interest of such Person in the Global Warrant and, following such reduction, the Company shall execute and the Warrant Agent shall countersign and deliver to the transferee, as the case may be, a Definitive Warrant.


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

            (b) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 6.2 shall be registered in such names as the Depositary pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered.

            (c) Notwithstanding the foregoing, a beneficial interest in the Regulation S Global Warrant may not be exchanged for a Definitive Warrant or transferred to a Person who takes delivery thereof in the form of a Definitive Warrant prior to (x) the expiration of the Restricted Period and (y) the receipt by the Warrant Agent of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

      6.3 Transfer and Exchange of Definitive Warrants.

            When Definitive Warrants are presented to the Warrant Agent with a request:

            (a) to register the transfer of the Definitive Warrants; or

            (b) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Warrants presented or surrendered for registration of transfer or exchange:

                  (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent, duly executed by the Holder thereof or by his attorney, duly authorized in writing; and

                  (y) in the case of Transfer Restricted Securities (as defined in the Warrant Registration Rights Agreement), such request shall be accompanied by the following additional information and documents, as applicable:

            (i) if such Transfer Restricted Security is being delivered to the Warrant Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B hereto);

            (ii) if such Transfer Restricted Security is being transferred (1) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or (2) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (3) pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto);

            (iii) if such Transfer Restricted Security is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto) and a certification from the applicable transferee:

            (iv) if such Transfer Restricted Security is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto); or

            (v) if such Transfer Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect (in substantially the form of Exhibit B hereto).

      6.4 Restrictions on Exchange or Transfer of a Definitive Warrant for a Beneficial Interest in a Global Warrant. A Definitive Warrant may not be exchanged for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

            (a) if such Definitive Warrant is a Transfer Restricted Security, certification from the Holder thereof (in substantially the form of Exhibit B hereto) to the effect that such Definitive Warrant is being transferred by such Holder either (A) to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act,
(B) outside the United States to a foreign Person in a transaction meeting the requirements of Rule 904 under the Securities Act (and based on an opinion of counsel if the Company so requests) or (C) to an "institutional accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, pursuant to a private placement exemption from the registration requirements of the Securities Act, who has provided a certification to that effect (and based on an opinion of counsel if the Company so requests) and who wishes to take delivery thereof in the form of a beneficial interest in a Global Warrant; and

            (b) whether or not such Definitive Warrant is a Transfer Restricted Security, written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the number of Warrants and Warrant Shares represented by the Global Warrant equal to the number of Warrants and Warrant Shares represented by such Definitive Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants and Warrant Shares represented by the Global Warrant to be increased accordingly. If no Global Warrants are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant representing the appropriate number of Warrants and Warrant Shares.

      6.5 Restrictions on Transfer and Exchange of Global Warrants. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 6.6), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.


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

      6.6 Countersigning of Definitive Warrants in Absence of Depositary. If at any time:

            (a) the Depositary for the Global Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrants and a successor Depositary for the Global Warrants is not appointed by the Company within 90 days after delivery of such notice; or

            (b) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Agreement,

then the Company shall execute, and the Warrant Agent, upon written instructions signed by an officer of the Company, shall countersign and deliver Definitive Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrants, in exchange for such Global Warrants.

      6.7 Legends.

            (a) Except for any Transfer Restricted Security sold or transferred (including any Transfer Restricted Security represented by a Global Warrant) as discussed in clause (ii) below, each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares shall be substantially in the form of Exhibit A hereto and shall bear a legend in substantially the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

      (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT)(A "QIB"), (ii) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT OR (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT (AN "IAI"),

      (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE

      OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

      (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE INDENTURE AND WARRANT AGREEMENT CONTAIN A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THESE SECURITIES IN VIOLATION OF THE FOREGOING."

            (b) Separability Legend. Until the Separation Date, each Warrant Certificate representing Unit Warrants shall bear a legend in substantially the following form:

      "UNTIL THE SEPARATION DATE (AS DEFINED IN THE WARRANT AGREEMENT), THIS WARRANT HAS BEEN ISSUED AS, AND MUST BE TRANSFERRED AS, A UNIT TOGETHER WITH THE ASSOCIATED 14% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2010 OF UBIQUITEL OPERATING COMPANY. EACH UNIT CONSISTS OF $1,000 PRINCIPAL AMOUNT OF NOTES AND A WARRANT TO PURCHASE 5.965 SHARES OF COMMON STOCK OF THE COMPANY, SUBJECT TO ADJUSTMENT UNDER CERTAIN CIRCUMSTANCES. A COPY OF THE INDENTURE PURSUANT TO WHICH THE NOTES HAVE BEEN ISSUED IS AVAILABLE FROM THE COMPANY UPON REQUEST."

            (c) Regulation S Global Security Legend. The Regulation S Global Warrant shall bear a legend in substantially the following form:

      "THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL WARRANT, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED WARRANTS, ARE AS SPECIFIED IN THE WARRANT AGREEMENT (AS DEFINED HEREIN)."

            (d) Separate Warrants Global Security Legend. The Global Warrant representing beneficial interests in Separate Warrants shall bear a legend in substantially the following form:

      "UNTIL THE SEPARATION DATE (AS DEFINED IN THE WARRANT AGREEMENT), THIS WARRANT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED."

            (e) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Warrant) pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no legend is required:

            (i) in the case of any Transfer Restricted Security that is a Definitive Warrant, the Warrant Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Warrant that does not bear the legend set forth in clause (i) above and rescind any restriction on the transfer of such Transfer Restricted Security; and

            (ii) in the case of any Transfer Restricted Security represented by a Global Warrant, such Transfer Restricted Security shall not be required to bear the legend set forth in clause (i) above but shall continue to be subject to the provisions of Section 6.5 hereof; provided, however, that with respect to any request for an exchange of a Transfer Restricted Security that is represented by a Global Warrant for a Definitive Warrant that does not bear the legend set forth in clause (i) above, which request is made in reliance upon Rule 144 (and based upon an opinion of counsel if the Company so requests), the Holder thereof shall certify in writing to the Warrant Agent that such request is being made pursuant to Rule 144 (such certification to be substantially in the form of Exhibit B hereto).

      6.8 Cancellation of Global Warrant. At such time as all beneficial interests in Global Warrants have either been exchanged for Definitive Warrants, redeemed, repurchased or cancelled, all Global Warrants shall be returned to or retained and cancelled by the Warrant Agent.

      6.9 Obligations with Respect to Transfers and Exchanges of Warrants.

            (a) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Section 3 and this Section 6, Definitive Warrants and Global Warrants as required pursuant to the provisions of this
Section 6.

            (b) All Definitive Warrants and Global Warrants issued upon any registration of transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Definitive Warrants or Global Warrants surrendered upon such registration of transfer or exchange.

            (c) Prior to due presentment for registration of transfer or exchange of any Warrant, the Warrant Agent and the Company may deem and treat the Person in whose name any Warrant is registered (the "Holder" of such Warrant) as the absolute owner of such Warrant and neither the Warrant Agent, nor the Company shall be affected by notice to the contrary.

            (d) No service charge shall be made to a Holder for any registration, transfer or exchange.

            Section 7. Terms of Warrants; Exercise of Warrants.

            Subject to the terms of this Agreement, each Warrant Holder shall have the right, which may be exercised commencing at the opening of business on the Exercisability Date and until 5:00 p.m., New York City time, on the Expiration Date to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares; provided, however, that no Holder shall be entitled to exercise such Holder's Warrants at any time, unless, at the time of exercise,
(i) a registration statement under the Securities Act relating to the Warrant Shares has been filed with, and declared effective by, the Commission, and no stop order suspending the effectiveness of such registration statement has been issued by the Commission or (ii) the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Securities Act. Subject to the provisions of the following paragraph of this Section 7, each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

            The Company shall give notice not less than 90 days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of 5:00 p.m., New York City time, on the Expiration Date. If the Company fails to give such notice, the Warrants will not expire until 90 days after the Company gives such notice; provided, however, in no event will Holders be entitled to any damages or other remedy for the Company's failure to give such notice other than any such extension.

            A Warrant may be exercised upon surrender to the Company at the principal office of the Warrant Agent of the certificate or certificates evidencing the Warrant to be exercised with the form of election to purchase on the reverse thereof duly completed and signed, which signature shall be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other signature guarantee program "as may be determined by the Warrant Agent in addition to, in or substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended," and upon payment to the Exercise Price as adjusted as herein provided for each of the Warrant Shares in respect of which such Warrant is then exercised. Payment of the aggregate Exercise Price shall be made by Federal wire transfer to the account designated by the Company or by certified or official bank check, payable to the order of the Company. In the alternative, each Holder may exercise its right to receive Warrant Shares without payment of cash (the "Cashless Exercise"), by reducing the number of Warrant Shares that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of Warrant Shares upon the exercise of the Warrant equal to the product of (a) the number of shares of Common Stock for which the Warrant is exercisable as of the date of exercise (the "Exercise Date") (if the Exercise Price were being paid in cash) and (b) the Cashless Exercise Ratio.

            The "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Fair Market Value (as defined below) per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Market Value per share of the Common Stock on the Exercise Date. When a Holder surrenders a Warrant certificate representing more than one Warrant in connection with such Holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that the Holder specifies to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. For purposes of the foregoing, "Fair Market Value" of the Warrant Shares shall be determined by the procedures set forth in Section 12.6. The exercise of Warrants by Holders of beneficial interests in Global Warrants shall be effected in accordance with this Agreement and the procedures of the Depositary therefor.

            Subject to the provisions of Section 8 hereof, upon surrender of Warrants and payment of the Exercise Price or effecting a Cashless Exercise as provided above by any Holder, the Warrant Agent shall promptly notify the Company. and the Company shall promptly transfer to such Holder a certificate or certificates for the appropriate number of Warrant Shares or other securities or property (including any money) to which such Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by such Holder, and shall deliver such certificate or certificates representing the Warrant Shares and any other securities or property (including any money) to such Holder or any other Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 14. Any such certificate or certificates representing the Warrant Shares shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

            The Warrants shall be exercisable commencing on the Exercisability Date, at the election of the Holders thereof, either in full or from time to time in part, and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 7 and of Section 4 hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

            All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall, upon the Company's written request, then be returned by the Warrant Agent to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

            The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder by or from the Company available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

            Section 8. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants or to any separation of the Warrants from the Notes; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            Section 9. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

            Section 10. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

            The transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's Capital Stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's Capital Stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 14. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder of the Warrants pursuant to Section 15 hereof. Prior to the initial underwritten public offering of Capital Stock of the Company, the Company may act as Transfer Agent for the Common Stock. The Warrant Agent hereby agrees that it will not issue any stock certificates delivered hereunder other than upon the exercise of Warrants in accordance with the terms of this Agreement and, promptly after the issuance of any such stock certificates, to notify the Transfer Agent of such issuance.

            Before taking any action which would cause an adjustment pursuant to
Section 12 hereof that would reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

            The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants in accordance with the terms of this Agreement (including the payment of the Exercise Price) will, upon issue, be duly and validly issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

            Section 11. Obtaining Stock Exchange Listings. The Company will from time to time use its best efforts to take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets (including, without limitation, the Nasdaq National Market) within the United States of America, if any, on which other shares of Common Stock are then listed. Upon the listing of such Warrant Shares, the Company shall notify the Warrant Agent in writing. The Company will obtain and keep all required permits and records in connection with such listing.

            Section 12. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The number and kind of shares issuable upon exercise of a Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

      12.1 Stock Splits, Combinations, etc. In case the Company shall hereafter
(A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Exercise Price in effect and the number of Warrant Shares issuable upon exercise of each Warrant immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this
Section 12.1 shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section 12.1, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose good faith determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

      12.2 Reclassification, Combinations, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in Section 12.1 and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger or acquisition in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance equivalent in value to the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this Section 12.2 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

      12.3 Issuance of Options or Convertible Securities. In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) to all holders of the Common Stock (x) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock (any such rights, warrants or options being referred to herein as "Options") or (y) any stock or securities convertible into or exchangeable for Common Stock (any such convertible or exchangeable stock being referred to herein as "Convertible Securities") or any Options to acquire Convertible Securities, whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than the Fair Market Value per share of Common Stock on the record date for the issuance, sale, distribution or granting of such Options or Convertible Securities (any such event being herein called a "Distribution"), then, effective upon such Distribution, (I) the Exercise Price of each Warrant shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Exercise Price in effect immediately prior to such Distribution by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Distribution multiplied by the Fair Market Value per share of Common Stock on the date of such Distribution plus (ii) the consideration, if any, received by the Company upon such Distribution, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Distribution multiplied by (B) the Fair Market Value per share of Common Stock on the record date for such Distribution and (II) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such Distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (I) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in Sections
12.10 and 12.11 below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

      12.4 Dividends and Distributions. In the event the Company shall, at any time or from time to time after the date hereof, distribute to all the holders of Common Stock (x) any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Common Stock, Options or Convertible Securities and (ii) any cash dividend or other cash distributions from current or retained earnings), or (y) any options, warrants or other rights to subscribe for or purchase any of the foregoing, then
(A) the Exercise Price shall be decreased to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (Y) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, options, warrants or subscription or purchase rights, and the denominator of which shall be such Fair Market Value per share of Common Stock and (B) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (A) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. The adjustments required by this Section 12.4 shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

      12.5 Issuance of Common Stock. In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) (each, a "Sale") any Common Stock (other than (i) pursuant to the exercise of the Warrants or (ii) Excluded Securities) at a price per share less than the Fair Market Value: (I) the Exercise Price of each Warrant shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Exercise Price in effect immediately prior to the date of such Sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Sale multiplied by the Fair Market Value per share of Common Stock on the date of such Sale plus (ii) the consideration, if any, received by the Company upon such Sale, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Sale multiplied by (B) the Fair Market Value per share of Common Stock on the record date for such Sale and (II) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such Sale by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (i) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

      12.6 Fair Market Value. For the purpose of any computation of Fair Market Value under Section 7, this Section 12 or Section 14, the Fair Market Value per share of Common Stock at any date shall be (x) for purposes of Section 7 or
Section 14, as the case may be, the closing price on the Business Day immediately prior to the exercise of the applicable Warrant pursuant to Section 7 and (y) in all other cases, the average of the daily closing prices for the shorter of (i) the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below) and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the Fair Market Value is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by Sections 12.1, 12.2, 12.3, 12.4 or 12.5. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by Nasdaq National Market or any comparable system. In the absence of all of the foregoing, or if for any other reason the Fair Market Value per share cannot be determined pursuant to the foregoing provisions of this Section 12.6, the Fair Market Value per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

      12.7 Certain Distributions. If the Company shall pay a dividend or make any other distribution to all holders of Common Stock payable in Options or Convertible Securities, then, for purposes of Section 12.4 above, such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

      12.8 Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; provided, however, that if such Options have an exercise price equal to or greater than the Fair Market Value of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

      12.9 Deferral of Certain Adjustments. No adjustment to the Exercise Price (including the related adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent of the Exercise Price; provided that any adjustments which by reason of this
Section 12.9 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Section 12 shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1000 of a share, as the case may be.

      12.10 Changes in Options and Convertible Securities. If the exercise price provided for in any Options referred to in Section 12.3 above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 12.3 above, or the rate at which any Convertible Securities referred to in Section 12.3 above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 12), the Exercise Price then in effect and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall forthwith be readjusted

(effective only with respect to any exercise of any Warrant after such readjustment) to the Exercise Price and number of shares of Common Stock so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

      12.11 Expiration of Options and Convertible Securities. If, at any time after any adjustment to the Exercise Price or number of shares of Common Stock purchasable upon the exercise of each Warrant shall have been made pursuant to Sections 12.3 or 12.10 above or this Section 12.11, any Options or Convertible Securities shall have expired unexercised, the number of such shares so purchasable shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of such shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Section 12 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

      12.12 Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 12, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 12.

      12.13 No Adjustment Required. Without limiting any other exception contained in this Section 12, and in addition thereto, no adjustment will be made for:

            (i) exercises or conversions of any Options or Convertible Securities outstanding on the date hereof (to the extent in accordance with the terms of such securities as in effect on the date of this Agreement);

            (ii) issuances of Options, Convertible Securities or Common Stock to employees, directors or consultants of the Company or any of its subsidiaries pursuant to a plan approved by the Board of Directors of the Company;

            (iii) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest;

            (iv) issuances of Options, Convertible Securities or Common Stock in bona fide public offerings or private placements pursuant to Section 4(2) of the Securities Act,

Regulation D thereunder or Regulation S, involving at least one investment bank of national reputation;

            (v) issuances of Options, Convertible Securities or Common Stock in connection with the establishment of commercial bank facilities, capital lease obligations or other issuances of primarily debt obligations or securities;

            (vi) the conversion of the DLJ Shares; or

            (vii) issuances of Options, Convertible Securities or Common Stock in connection with mergers and acquisitions with non-affiliated third parties (the shares of Common Stock, Options or Convertible Securities set forth in clauses (i) through (vii) being referred to as "Excluded Securities").

The Exercise Price will in no event be less than the par value of the Common Stock; provided, however, the foregoing minimum Exercise Price shall not be applicable for purposes of determining adjustments to the number of shares issuable upon exercise of a Warrant

            Section 13. Statement on Warrants. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

            Section 14. Fractional Interest. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this
Section 14, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the Transfer Agent to pay an amount in cash calculated by it to equal the then Fair Market Value per share multiplied by such fraction computed to the nearest whole cent. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

            Section 15. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 12, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered Holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. The Warrant Agent shall be entitled to rely on the above-referenced accountant's certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require any adjustment of the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants or the Exercise Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be issuable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other common stock or property upon the exercise of any Warrant.

            In case:

            (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

            (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in Section 12 hereof); or

            (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered Holders of the Warrant Certificates at such Holder's address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 15 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

            Section 16. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 18. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by first class mail, postage prepaid) to each Holder at such Holder's last address as shown on the register maintained by the Warrant Agent pursuant to this Agreement. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

            In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

            Section 17. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound:

            (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

            (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

            The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

            The Warrant Agent shall incur no liability or responsibility to the Company or to any Holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper parry or parties.

            The Company agrees to pay to the Warrant Agent such compensation for all services rendered by the Warrant Agent in the execution of this Agreement as the parties shall agree from time to time, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by the Warrant Agent in the execution of this Agreement and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of its negligence or willful misconduct.

            The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders of Warrant Certificates shall furnish the Warrant Agent with security and indemnity satisfactory to the Warrant Agent for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the Holders of the Warrants, as their respective rights or interests may appear. No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds.

            The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

            The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or willful misconduct.

            The Warrant Agent shall not at any time be under any duty or responsibility to any Holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable. and makes no representation with respect thereto.

            Section 18. Resignation and Removal of Warrant Agent; Appointment of Successor. No resignation or removal of the Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own negligence or willful misconduct) after giving written notice to the Company. The Company may remove the Warrant Agent upon written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the Company's expense, cause to be mailed (by first class mail, postage prepaid) to each Holder of a Warrant at such Holder's last address as shown on the register of the Company maintained by the Warrant Agent a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section 18, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

            Section 19. Reports.

            (a) Whether or not required by the rules and regulations of the Commission, so long as any Warrants are outstanding, the Company will furnish to the holders of Warrants upon request (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms l0-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants, and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the Commissions rules and regulations (the information and reports in clauses (i) and (ii), collectively, "SEC Reports").

            (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all SEC Reports that the Warrant Agent may be required to deliver to the Holders of the Warrants under this Section 19.

            Section 20. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                  UbiquiTel Inc.
                  1 Bala Plaza, Suite 402
                  Bala Cynwyd, Pennsylvania 19004
                  Telecopy:   (610) 660-9558
                  Telephone:  (610) 660-9510
                  Attention:  Donald A. Harris

            with copies to:

                  Greenberg & Traurig, LLP
                  1750 Tysons Boulevard
                  Tysons Corner, Virginia 22102
                  Telecopy:   (703) 749-1301
                  Telephone:  (703) 749-1300
                  Attention:  Lee R. Marks, Esq.

            and:

                  Greenberg & Traurig, P.A.
                  1221 Brickell Avenue, 21st Floor
                  Miami, Florida  33131
                  Telecopy:   (305) 579-0500
                  Telephone:  (305) 579-0717
                  Attention:  Rebecca R. Orand, Esq.

            In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

            Any notice pursuant to this Agreement to be given by the Company or by the Holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                  American Stock Transfer & Trust Company
                  40 Wall Street, 46th Floor
                  New York, New York 10005
                  Telecopy:   (718) 331-1852
                  Attention:  Corporate Trust Trustee Administration

            Section 21. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the Holders of Warrant Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of Holders shall require the written consent of Holders representing a majority of the then outstanding Warrants. The consent of each Holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided for in Section 12 hereof or amendments to Section 12 which can be made by the written consent of Holders representing a majority of the then outstanding Warrants). The Warrant Agent shall be entitled to receive and, subject to Section 17, shall be fully protected in relying upon, an officers' certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

            Section 22. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

            Section 23. Termination. This Agreement (other than any party's obligations with respect to Warrants previously exercised and with respect to indemnification under Section 17) shall terminate at 5:00 p.m., New York City time on the Expiration Date.

            Section 24. Governing Law. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF

            Section 25. Benefits of This Agreement.

            (a) Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrant Certificates.

            (b) Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to receive dividends or subscription rights, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein. The Holders of the Warrants are not entitled to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs.

            (c) All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such Holder's Warrants in the manner provided in this Agreement.

            Section 26. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            [The remainder of this page is intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                              UBIQUITEL INC.


                              By:___________________________________________
                                   Name:____________________________________
                                   Title:___________________________________


                              AMERICAN STOCK TRANSFER & TRUST
                                COMPANY


                              By:___________________________________________
                                   Name:____________________________________
                                   Title:___________________________________

                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 9 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 6.1 OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 6.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.(1)

UNLESS THIS WARRANT CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR THE WARRANT AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(1)

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 6 OF THE WARRANT AGREEMENT.(1)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

      (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT)(A "QIB"), (ii) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT OR (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE

----------
(1) These paragraphs are to be included only if the Warrant is in global form.

      501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT (AN "IAI"),

      (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

      (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THESE SECURITIES IN VIOLATION OF THE FOREGOING.

UNTIL THE SEPARATION DATE (AS DEFINED IN THE WARRANT AGREEMENT), THIS WARRANT HAS BEEN ISSUED AS, AND MUST BE TRANSFERRED AS, A UNIT TOGETHER WITH THE ASSOCIATED 14% SENIOR SUBORDINATED NOTES DUE 2010. EACH UNIT CONSISTS OF $1,000 PRINCIPAL AMOUNT OF NOTES AND A WARRANT TO PURCHASE 5.965 SHARES OF COMMON STOCK, SUBJECT TO ADJUSTMENT UNDER CERTAIN CIRCUMSTANCES. A COPY OF THE INDENTURE PURSUANT TO WHICH THE NOTES HAVE BEEN ISSUED IS AVAILABLE FROM THE COMPANY UPON REQUEST.(2)

UNTIL THE SEPARATION DATE (AS DEFINED IN THE WARRANT AGREEMENT), THIS WARRANT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED.(3)

THE RIGHTS ATTACHING TO THIS REGULATION S GLOBAL WARRANT, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED WARRANTS, ARE AS SPECIFIED IN THE WARRANT AGREEMENT (AS DEFINED HEREIN).(4)

----------
(2) This paragraph to be included on Unit Warrants only until the Separation Date, as defined in the Warrant Agreement.

(3) This paragraph to be included on Separate Warrants only until the Separation Date, as defined in the Warrant Agreement.

(4) This paragraph to be included only until the Restricted Period, as defined in the Warrant Agreement, expires.

                                 UBIQUITEL INC.

                                              [CUSIP] [CINS] [ISIN) No. ________

No. ____________

                        WARRANTS TO PURCHASE COMMON STOCK

            This certifies that CEDE & CO., or its registered assigns, is the owner of up to ________(5) Warrants, each of which initially represents the right to purchase, after April 15, 2001 (the "Exercisability Date"), 5.965 shares (the "Warrant Shares") of the Common Stock, par value $0.001 per share (the "Common Stock"), of UbiquiTel Inc., a Delaware corporation (the "Company"), at an exercise price (the "Exercise Price") of $22.74 per share of Common Stock (subject to adjustment as provided in the Warrant Agreement referred to below), upon surrender hereof at the office of American Stock Transfer & Trust Company, or to its successor, as the warrant agent under the Warrant Agreement (any such warrant agent being herein called the "Warrant Agent"), or such other location contemplated by Section 20 of the Warrant Agreement, with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full by Federal wire transfer to the account designated by the Company or by certified or official bank or bank cashier's check payable to the order of the Company. Notwithstanding the foregoing, each Holder (as defined in the Warrant Agreement) may exercise its right to receive Warrant Shares on a net basis, such that without the exchange of any funds, the Holder receives that number of Warrant Shares otherwise issuable upon exercise of its Warrants less that number of Warrant Shares having a fair market value equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares being issued, as contemplated and upon the terms set forth in Section 7. At any time after the Exercisability Date and on or before the Expiration Date, any outstanding Warrants may be exercised on any Business Day; provided, however, that a Registration Statement relating to the Warrants is, at the time of exercise, effective and available for the exercise of Warrants or the exercise of such Warrants is exempt from the registration requirements of the Securities Act.

            This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated April 11, 2000 (the "Warrant Agreement"), between the Company and American Stock Transfer & Trust Company, as Warrant Agent, and is subject to the Certificate of Incorporation and Bylaws of the Company and to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The terms of the Warrant Agreement are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in such agreements.

------------------------
(5) To evidence initially ___________ Warrants, subject to increase and decrease in accordance with the Schedule of Exchanges related hereto maintained by the Warrant Agent, and, in combination with Warrant number ______ identified by CUSIP No. _______ and Warrant number ______ identified by CUSIP No. ________, to equal 354,971 Warrants.

            The number of Warrant Shares purchasable upon the exercise of each Warrant and the price per share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the Warrant Agreement, in the event the Company merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of Capital Stock or other securities or the amount of money and other property which the Holder of the number of Warrant Shares (or other securities or property issuable upon exercise of a Warrant) purchasable upon the exercise of the Warrant is entitled to receive upon completion of such merger, consolidation or sale.

            As to any final fraction of a share which the same Holder of one or more Warrant Certificates would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company may pay the cash value thereof determined as provided in the Warrant Agreement.

            All Warrant Shares issuable by the Company upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than income taxes imposed on the Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares (including other securities or property issuable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

            Subject to the restrictions on and conditions to transfer set forth in Section 6 of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of the Company maintained by the Warrant Agent for such purpose at the Warrant Agent's office in New York, New York, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or such Holder's attorney duly authorized in writing and by such other documentation required pursuant to the Warrant Agreement and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will sign and issue and the Warrant Agent will countersign and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the Person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. Accordingly, the Company and/or the Warrant Agent shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any Person other than such registered Holder, whether or not it shall have express or other notice thereof.

            This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose in New York, New York, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

            Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders, to receive any distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

            This Warrant Certificate shall be void and all rights evidenced hereby shall cease on April 15, 2010, unless sooner terminated by the liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with, or sale of the Company to, another Person or unless such date is extended as provided in the Warrant Agreement.

            This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

                              UBIQUITEL INC.


                              By: _______________________________________
                                  Name: _________________________________
                                  Title: ________________________________


Dated:

Countersigned:

AMERICAN STOCK TRANSFER &
  TRUST COMPANY, as Warrant Agent


By:  __________________________
        Authorized Signatory

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)


To:   American Stock Transfer & Trust Company,
         as Warrant Agent
      40 Wall Street, 46th floor
      New York, New York 10005
      Attention: Corporate Trust Administration

            The undersigned irrevocably exercises _________ of the Warrants represented by this Warrant Certificate and herewith makes payment of $ _________ (such payment being by Federal wire transfer to the account designated by UbiquiTel Inc.. or by certified or official bank or bank cashier's check payable to the order or at the direction of UbiquiTel Inc.), or each Holder may exercise its right to receive Warrant Shares on a net basis, such that without the exchange of any funds, the Holder receives that number of Warrant Shares otherwise issuable upon exercise of its Warrants less that number of Warrant Shares having a fair market value equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the Warrant Shares being issued, all at the exercise price and on the terms and conditions specified in this Warrant Certificate and in the Warrant Agreement and the Warrant Registration Rights Agreement referred to herein and surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Common Stock, par value $0.001 per share, of UbiquiTel Inc. deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.


   Dated:______________

                            ____________________________________________________
                            (Signature of Owner)

                            ____________________________________________________
                            (Street Address)

                            ____________________________________________________
                            (City)                        (State) (Zip Code)

                            Signature Guaranteed By:

                            ____________________________________________________
                            Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Securities and/or check or other property to be issued or delivered to:

Please insert social security or identifying number: _______________________

Name:  _______________________________________

Street Address:  _____________________________

City, State and Zip Code:  ___________________

                               FORM OF ASSIGNMENT

            In consideration of monies or other valuable consideration received from the Assignee(s) named below, the undersigned registered Holder of this Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s):________________________________________

Address:_______________________________________________________

No. of Warrants:_______________________________________________

Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint _________________________ the undersigned's attorney to make such transfer on the books of___________________ maintained for the purposes, with full power of substitution in the premises.

            In connection with any transfer of Warrants, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]

|_|   (a)   these Warrants are being transferred in compliance with the exemption from registration under the United States Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

|_|   (b)   these Warrants are being transferred other than in accordance with
            (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Warrant Agreement.

                                       or

|_|   (c)   these Warrants are being transferred pursuant to an effective registration statement under the United States Securities Act of 1933, as amended.

            If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Warrants in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 6 of the Warrant Agreement shall have been satisfied.

Dated: __________________

                       _________________________________________________________
                       (Signature of Owner)

                       _________________________________________________________
                       (Street Address)

                       _________________________________________________________
                       (City)                        (State)   (Zip Code)

                       Signature Guaranteed By:

                       _________________________________________________________
                       Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

            The undersigned represents and warrants that it is purchasing the Warrant(s) for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the United States Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding UbiquiTel Inc. as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:__________________

                              __________________________________________________
                              [NOTE: To be executed by an executive officer]

              SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL WARRANT

            The following exchanges of a part of this Global Warrant for an interest in another Global Warrant or for a Definitive Warrant, or exchanges of a part of another Global Warrant or Definitive Warrant for an interest in this Global Warrant have been made:

                                                Number of
                  Amount of      Amount of     Warrants of
                 decrease in    increase in    this Global
                  Number of      Number of       Warrant        Signature of
                 Warrants of    Warrants of     following        authorized
    Date of      this Global    this Global   such decrease     signatory of
   Exchange        Warrant        Warrant     (or increase)     Warrant Agent
--------------------------------------------------------------------------------

                                                                       EXHIBIT B

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS

Re:   Warrants to Purchase Common Stock (the "Warrants") of UBIQUITEL INC.

            This Certificate relates to ____ Warrants held in* _ book-entry or* _ certificated form by __________________________________________ (the
"Transferor").

            The Transferor:*

            |_| has requested the Warrant Agent by written order to deliver, in exchange for its beneficial interest in the Global Warrant held by the Depositary, a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

            |_| has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

            In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 6 of such Warrant Agreement, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because:

            |_| Such Warrant is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 6.2(a)(i) or Section 6.3(y)(i) of the Warrant Agreement).

            |_| Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in accordance with Rule 144A.

            |_| Such Warrant is being transferred pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act.

            |_| Such Warrant is being transferred to an institutional "accredited investor," within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from the registration requirements of the Securities Act.

            |_| Such Warrant is being transferred in accordance with Rule 904 under the Securities Act.

            |_| Such Warrant is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904 under the Securities Act. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.


                              ______________________________________________
                              [INSERT NAME OF TRANSFEROR]


                              By: __________________________________________


Date:  _______________


                                      B-2